UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 21, 2006
QUESTCOR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3260 Whipple Road Union City, California	94587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 21, 2006, the Board of Directors of Questcor Pharmaceuticals, Inc. (the “Company”), elected David Young, Pharm.D., Ph.D., as a director of the Company. Dr. Young will serve on the Board of Directors for a term to run until the next election of directors by the Company’s shareholders.
     Dr. Young is currently President of AGI Therapeutics, Inc. Previously, Dr. Young was the Executive Vice President of the Strategic Drug Development Division of ICON plc, an international CRO, and founder and CEO of GloboMax LLC, a contract drug development firm purchased by ICON plc in 2003. Prior to forming GloboMax, Dr. Young was an Associate Professor at the School of Pharmacy, University of Maryland where he held a number of roles including Director of the Pharmacokinetics and Biopharmaceutics Lab and Managing Director of the University of Maryland-VA Clinical Research Unit. Dr. Young has represented more than 30 sponsors at the Food and Drug Administration (FDA), worked on more than 70 drug products, and been involved with more than 30 NDA submissions. Dr. Young has an extensive background in drug development that includes more than 150 presentations and authored publications, including formal presentations to the FDA and numerous invited presentations at scientific meetings. Dr. Young is an expert in 505(b)(2) drug development, having worked on more than 25 programs in various therapeutic areas including Central Nervous System (CNS) diseases and disorders.
Item 7.01 Regulation FD Disclosure.
     On September 27, 2006, the Company issued a press release announcing the election of Dr. Young as a director of the Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
     The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release issued by Questcor Pharmaceuticals, Inc., dated as of September 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Questcor Pharmaceuticals, Inc.

Date: September 27, 2006	By:	/s/ James L. Fares

James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued by Questcor Pharmaceuticals, Inc., dated as of September 27, 2006.